Exhibit 99.2
EVERY CONNECTION COUNTS TE Connectivity Second Quarter 2024 Earnings April 24, 2024

Forward-Looking Statements This presentation contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results. In addition, our proposed change of incorporation from Switzerland to Ireland is subject to risks, such as the risk that the change of place of incorporation might not be completed or, if completed, that the anticipated advantages might not materialize, as well as the risks that the price of our stock could decline and our position on stock exchanges and indices could change, and Irish corporate governance and regulatory schemes could prove different or more challenging than currently expected. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, the extent, severity and duration of business interruptions, such as the coronavirus disease 2019 (“COVID-19”) negatively affecting our business operations; business, economic, competitive and regulatory risks, such as conditions affecting demand for products in the automotive and other industries we serve; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate, including continuing military conflict in certain parts of the world; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation. In addition, the extent to which COVID-19 will impact our business and our financial results will depend on future developments, which are highly uncertain and cannot be predicted. More detailed information about these and other factors is set forth in TE Connectivity Ltd.'s Annual Report on Form 10-K for the fiscal year ended Sept. 29, 2023 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP financial measure, in this presentation. Forward-Looking Statements and Non-GAAP Financial Measures 2

13% Adjusted EPS growth Y/Y in Q2 driven by Adjusted Operating Margin expansion of 250bps ▪ Q2 Sales in line with guidance at $3.97B, up 3% organically on a sequential basis ▪ Sales down 5% reported and 3% organically Y/Y as expected with each segment in line with our expectations ▪ Orders of $4.0B, up 6% sequentially with growth in all segments ▪ Adjusted Operating Margins of 18.5%, up 250bps Y/Y, driven by strong operational performance ▪ Adjusted EPS above guidance at $1.86, up 13% Y/Y ▪ Record Free Cash Flow generation of $1.1B in 1H FY24, up 32% Y/Y ▪ Issued Connecting Our World report highlighting a 72% reduction in Scope 1 & 2 GHG emissions over the past three years ▪ Set Scope 3 reduction targets validated by the Science Based Targets initiative Earnings Highlights 3 Organic Net Sales Growth (Decline), Adjusted Operating Margin, Adjusted EPS, and Free Cash Flow are non-GAAP financial measures; see Appendix for descriptions and reconciliations Q3 Guidance ▪ Expect Sales of ~$4.0B with Y/Y organic growth driven by the Transportation and Communications segments ▪ Expect Adjusted EPS of ~$1.85, up 5% Y/Y ▪ Guidance includes a $0.15 Y/Y headwind from tax and currency exchange rates

Reported FY23 Q2 FY24 Q1 FY24 Q2 Q2 Growth Y/Y Q/Q Transportation 2,412 2,247 2,288 (5)% 2% Industrial 1,193 1,122 1,197 0% 7% Communications 388 404 526 36% 30% Total TE 3,993 3,773 4,011 0% 6% Book to Bill 0.96 0.98 1.01 Segment Orders Summary ($ in millions) 4 ▪ Transportation orders reflecting ongoing stable global Auto production with incremental weakness in Commercial Transportation markets ▪ Industrial segment showing continued strong order momentum offsetting destocking in Industrial Equipment markets ▪ Communications orders reflecting design win momentum in Cloud & Artificial Intelligence programs Sequential orders growth in all segments

Transportation Solutions Q2 SALES Reported Down 4% Organic Down 1% Q2 ADJUSTED OPERATING MARGIN Margin expansion driven by strong execution on operational levers Adjusted EBITDA Margin 21.7% 25.1% 5 $2,483 $2,384 Q2 2023 Q2 2024 Q2 BUSINESS PERFORMANCE Y/Y Growth Rates Reported Organic Automotive $1,749 (3)% 1% Commercial Transportation 384 (5)% (4)% Sensors 251 (11)% (10)% Transportation Solutions $2,384 (4)% (1)% $ in Millions 16.6% 20.4% Q2 2023 Q2 2024 ▪ Automotive Organic growth in China offset by declines in North America & Europe. Our performance continues to be driven by our leading global position in EV/HEV along with electronification trends ▪ Commercial Transportation Organic declines in North America and Europe, partially offset by growth in China ▪ Sensors Organic decline driven by weakness in industrial applications and product exits Organic Net Sales Growth (Decline), Adjusted Operating Margin, and Adjusted EBITDA Margin are non-GAAP financial measures; see Appendix for descriptions and reconciliations. Expect to maintain ~20% target margins going forward

Industrial Solutions Q2 SALES Reported Down 4% Organic Down 6% Q2 ADJUSTED OPERATING MARGIN Margins as expected at current volume levels and business mix Adjusted EBITDA Margin 19.2% 20.1% 6 Q2 BUSINESS PERFORMANCE Y/Y Growth Rates Reported Organic Industrial Equipment $356 (23)% (28)% Aerospace, Defense and Marine 342 15% 17% Energy 234 0% 1% Medical 211 6% 6% Industrial Solutions $1,143 (4)% (6)% $ in Millions ▪ Industrial Equipment Decline driven by continued impact of destocking in our customers’ supply chain ▪ AD&M Organic growth reflects ongoing market improvement in Commercial Aerospace and Defense ▪ Energy Organic growth in the Americas offset by weakness in Europe; continue to see strong momentum in renewable applications ▪ Medical Organic growth driven by increases in interventional procedures $1,191 $1,143 Q2 2023 Q2 2024 14.6% 15.1% Q2 2023 Q2 2024 Continued momentum in AD&M, Energy, and Medical Organic Net Sales Growth (Decline), Adjusted Operating Margin, and Adjusted EBITDA Margin are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

Communications Solutions Q2 SALES Reported Down 10% Organic Down 8% Q2 ADJUSTED OPERATING MARGIN Margin expansion driven by strong operational performance Adjusted EBITDA Margin 21.0% 22.3% 16.3% 17.3% Q2 2023 Q2 2024 7 $ in Millions ▪ Data & Devices Q2 decline driven by destocking in our customers’ supply chain; continue to see strong momentum in Cloud and AI applications ▪ Appliances Impacted by market weakness in all regions ▪ Expect segment to return to Y/Y growth in Q3; seeing indicators of supply chain normalization in both businesses $486 $440 Q2 2023 Q2 2024 Q2 BUSINESS PERFORMANCE Y/Y Growth Rates Reported Organic Data & Devices $273 (5)% (4)% Appliances 167 (16)% (14)% Communications Solutions $440 (10)% (8)% AI programs expected to drive future revenue growth; expect to maintain high teens segment margins in 2H FY24 Organic Net Sales Growth (Decline), Adjusted Operating Margin, and Adjusted EBITDA Margin are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

Q2 Financial Summary 8 ($ in Millions, except per share amounts) Q2 FY23 Q2 FY24 Net Sales $ 4,160 $ 3,967 Operating Income $ 537 $ 692 Operating Margin 12.9% 17.4% Acquisition-Related Charges 8 3 Restructuring & Other Charges, Net 119 40 Adjusted Operating Income $ 664 $ 735 Adjusted Operating Margin 16.0% 18.5% Earnings Per Share* $ 1.34 $ 1.75 Acquisition-Related Charges 0.02 0.01 Restructuring & Other Charges, Net 0.29 0.11 Adjusted EPS $ 1.65 $ 1.86 Adjusted Effective Tax Rate 19.5% 21.0% *Represents Diluted Earnings Per Share from Continuing Operations Adjusted Operating Income, Adjusted Operating Margin, Adjusted Earnings Per Share, and Adjusted Effective Tax Rate are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

Q2 Financial Performance 9 16.0% 18.5% Q2 2023 Q2 2024 SALES ADJUSTED OPERATING MARGIN ADJUSTED EPS FREE CASH FLOW Strong Margin and EPS expansion with record 1H Free Cash Flow performance $ in Billions $ in Millions Up 32% Y/Y $845 $1,113 YTD 2023 YTD 2024 Up 13% Y/Y driven by margin expansion $1.65 $1.86 Q2 2023 Q2 2024 $4.2 $4.0 Q2 2023 Q2 2024 250bps of margin expansion Sales down 5% Y/Y Adjusted Operating Margin, Adjusted Earnings Per Share, and Free Cash Flow are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

EVERY CONNECTION COUNTS Additional Information

Y/Y Q2 2024 11 Sales (in millions) Adjusted EPS Q2 2023 Results $4,160 $1.65 Operational Performance (143) 0.31 FX Impact (50) (0.07) Tax Rate Impact - (0.03) Q2 2024 Results $3,967 $1.86 Adjusted Earnings Per Share is a non-GAAP financial measure; see Appendix for description and reconciliation.

Y/Y Q3 2024 12 Sales (in millions) Adjusted EPS Q3 2023 Results $3,998 $1.77 Operational Performance 65 0.23 FX Impact (63) (0.06) Tax Rate Impact - (0.09) Q3 2024 Guidance $4,000 $1.85 Adjusted Earnings Per Share is a non-GAAP financial measure; see Appendix for description and reconciliation.

Q2 Balance Sheet and Cash Flow Summary 13 ($ in Millions) Q2 2023 Q2 2024 Beginning Cash Balance $793 $1,170 Free Cash Flow 446 543 Dividends (177) (182) Share repurchases (179) (409) Net increase (decrease) in debt (34) 30 Acquisition of businesses, net of cash acquired 1 10 Divestiture of businesses, net of cash retained by businesses sold 51 - Other 4 14 Ending Cash Balance $905 $1,176 Total Debt $4,202 $4,196 A/R $3,048 $2,874 Days Sales Outstanding* 67 65 Inventory $2,811 $2,744 Days on Hand* 85 90 Accounts Payable $1,678 $1,598 Days Outstanding* 53 55 Free Cash Flow and Working Capital Liquidity, Cash and Debt ($ in Millions) Q2 2023 Q2 2024 Cash from Operating Activities $634 $710 Capital expenditures, net (188) (167) Free Cash Flow $446 $543 Free Cash Flow is a non-GAAP financial measure, see Appendix for description and reconciliation * Calculated on a quarterly basis and adjusted to exclude the impact of acquisitions and divestitures

EVERY CONNECTION COUNTS Appendix

We present non-GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision-making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies. The following provides additional information regarding our non-GAAP financial measures: ▪ Organic Net Sales Growth (Decline) – represents net sales growth (decline) (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth (Decline) is a useful measure of our performance because it excludes items that are not completely under management’s control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive compensation plans. ▪ Adjusted Operating Income and Adjusted Operating Margin – represent operating income and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, and other income or charges, if any. We utilize these adjusted measures in combination with operating income and operating margin to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income is a significant component in our incentive compensation plans. ▪ Adjusted Income Tax (Expense) Benefit and Adjusted Effective Tax Rate – represent income tax (expense) benefit and effective tax rate, respectively, (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, other income or charges, and certain significant tax items, if any. ▪ Adjusted Income from Continuing Operations – represents income from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. ▪ Adjusted Earnings Per Share – represents diluted earnings per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans. Non-GAAP Financial Measures 15

▪ Adjusted EBITDA and Adjusted EBITDA Margin – represent net income and net income as a percentage of net sales, respectively, (the most comparable GAAP financial measures) before interest expense, interest income, income taxes, depreciation, and amortization, as adjusted for net other income (expense), income (loss) from discontinued operations, and special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, and other income or charges, if any. ▪ Free Cash Flow (FCF) – is a useful measure of our ability to generate cash. The difference between net cash provided by operating activities (the most comparable GAAP financial measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP financial measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including cash paid (collected) pursuant to collateral requirements related to cross-currency swap contracts, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP financial measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow. ▪ Free Cash Flow Conversion – represents the ratio of Free Cash Flow to Adjusted Income from Continuing Operations. We use Free Cash Flow Conversion as an indicator of our ability to convert earnings to cash. Non-GAAP Financial Measures (cont.) 16

Segment Summary

	For the Quarters Ended		For the Six Months Ended	
	March 29, 2024	March 31, 2023	March 29, 2024	March 31, 2023
($ in millions)	Net Sales	Net Sales	Net Sales	Net Sales
Transportation Solutions	$ 2,384	$ 2,483	$ 4,757	$ 4,742
Industrial Solutions	1,143	1,191	2,168	2,251
Communications Solutions	440	486	873	1,008
Total	$ 3,967	$ 4,160	$ 7,798	$ 8,001

	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin
Transportation Solutions	$ 467	19.6 %	$ 333	13.4 %	$ 945	19.9 %	$ 615	13.0 %
Industrial Solutions	157	13.7	134	11.3	298	13.7	290	12.9
Communications Solutions	68	15.5	70	14.4	147	16.8	134	13.3
Total	$ 692	17.4 %	$ 537	12.9 %	$ 1,390	17.8 %	$ 1,039	13.0 %

	Adjusted Operating Income [(1)]	Adjusted Operating Margin [(1)]	Adjusted Operating Income [(1)]	Adjusted Operating Margin [(1)]	Adjusted Operating Income [(1)]	Adjusted Operating Margin [(1)]	Adjusted Operating Income [(1)]	Adjusted Operating Margin [(1)]
Transportation Solutions	$ 486	20.4 %	$ 411	16.6 %	$ 981	20.6 %	$ 769	16.2 %
Industrial Solutions	173	15.1	174	14.6	328	15.1	349	15.5
Communications Solutions	76	17.3	79	16.3	157	18.0	168	16.7
Total	$ 735	18.5 %	$ 664	16.0 %	$ 1,466	18.8 %	$ 1,286	16.1 %

[(1)] Adjusted operating income and adjusted operating margin are non-GAAP financial measures. See description of non-GAAP financial measures.

17

Reconciliation of Net Sales Growth

	Change in Net Sales for the Quarter Ended March 29, 2024 versus Net Sales for the Quarter Ended March 31, 2023					
	Net Sales Growth (Decline)		Organic Net Sales Growth (Decline) [1]		Translation [2]	Acquisitions/ (Divestitures)
	($ in millions)					
Transportation Solutions [3]:						
Automotive	$ (46)	(2.6) %	$ 22	1.2 %	$ (24)	$ (44)
Commercial transportation	(21)	(5.2)	(17)	(4.2)	(4)	—
Sensors	(32)	(11.3)	(29)	(10.3)	(3)	—
Total	(99)	(4.0)	(24)	(1.0)	(31)	(44)
Industrial Solutions [3]:						
Industrial equipment	(105)	(22.8)	(131)	(28.4)	(3)	29
Aerospace, defense, and marine	44	14.8	51	17.0	—	(7)
Energy	1	0.4	1	0.6	(10)	10
Medical	12	6.0	12	6.0	—	—
Total	(48)	(4.0)	(67)	(5.6)	(13)	32
Communications Solutions [3]:						
Data and devices	(15)	(5.2)	(13)	(4.4)	(2)	—
Appliances	(31)	(15.7)	(27)	(13.8)	(4)	—
Total	(46)	(9.5)	(40)	(8.2)	(6)	—
Total	$ (193)	(4.6) %	$ (131)	(3.1) %	$ (50)	$ (12)

	Change in Net Sales for the Six Months Ended March 29, 2024 versus Net Sales for the Six Months Ended March 31, 2023					
	Net Sales Growth (Decline)		Organic Net Sales Growth (Decline) [1]		Translation [2]	Acquisitions/ (Divestitures)
	($ in millions)					
Transportation Solutions [3]:						
Automotive	$ 81	2.4 %	$ 157	4.5 %	$ (7)	$ (69)
Commercial transportation	(13)	(1.7)	(15)	(2.0)	2	—
Sensors	(53)	(9.7)	(53)	(9.7)	—	—
Total	15	0.3	89	1.9	(5)	(69)
Industrial Solutions [3]:						
Industrial equipment	(209)	(23.4)	(246)	(27.4)	8	29
Aerospace, defense, and marine	70	12.5	84	14.9	4	(18)
Energy	17	4.0	4	1.0	(7)	20
Medical	39	10.5	39	10.5	—	—
Total	(83)	(3.7)	(119)	(5.3)	5	31
Communications Solutions [3]:						
Data and devices	(65)	(10.5)	(63)	(10.2)	(2)	—
Appliances	(70)	(17.9)	(66)	(16.9)	(4)	—
Total	(135)	(13.4)	(129)	(12.8)	(6)	—
Total	$ (203)	(2.5) %	$ (159)	(2.0) %	$ (6)	$ (38)

[1] Organic net sales growth (decline) is a non-GAAP financial measure. See description of non-GAAP financial measures.
[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.
[3] Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

18

19 Reconciliation of Net Sales Growth - Sequential Total $ 136 3.5% $ 102 2.6% $ 13 $ 21 (2) Represents the change in net sales resulting from changes in foreign currency exchange rates. Growth Growth (1) Translation (2) (Divestiture) ($ in millions) (1) Organic net sales growth (decline) is a non-GAAP financial measure. See description of non-GAAP financial Change in Net Sales for the Q uarter Ended March 29, 2024 versus Net Sales for the Q uarter Ended December 29, 2023 Net Sales O rganic Net Sales Acquisitions/

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 29, 2024 20 Operating income: Transportation Solutions $ 467 $ — $ 19 $ 486 Industrial Solutions 157 3 13 173 Communications Solutions 68 — 8 76 Total $ 692 $ 3 $ 40 $ 735 Operating margin 17.4% 18.5 % Income tax expense $ (146) $ (1) $ (6) $ (153) Effective tax rate 21.3% 21.0 % Income from continuing operations $ 541 $ 2 $ 34 $ 577 Diluted earnings per share from continuing operations $ 1.75 $ 0.01 $ 0.11 $ 1.86 Related and O ther Adjusted Acquisition- Restructuring Adjustments (2) See description of non-GAAP financial measures. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. U.S. GAAP Charges (1) (Non-GAAP) (2) Charges, Net (1) ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 31, 2023 21 Operating income: Transportation Solutions $ 333 $ — $ 78 $ 411 Industrial Solutions 134 7 33 174 Communications Solutions 70 1 8 79 Total $ 537 $ 8 $ 119 $ 664 Operating margin 12.9% 16.0 % Income tax expense $ (100) $ (1) $ (26) $ (127) Effective tax rate 19.0% 19.5 % Income from continuing operations $ 425 $ 7 $ 93 $ 525 Diluted earnings per share from continuing operations $ 1.34 $ 0.02 $ 0.29 $ 1.65 ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) See description of non-GAAP financial measures. U.S. GAAP Charges (1) Charges, Net (1) (Non-GAAP) (2) Related and O ther Adjusted Acquisition- Restructuring Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Six Months Ended March 29, 2024 22 Operating income: Transportation Solutions $ 945 $ — $ 33 $ 3 $ 981 Industrial Solutions 298 10 19 1 328 Communications Solutions 147 1 9 — 157 Total $ 1,390 $ 11 $ 61 $ 4 $ 1,466 Operating margin 17.8% 18.8 % Income tax (expense) benefit $ 959 $ (2) $ (11) $ (1,254) $ (308) Effective tax rate (69.2) % 21.1 % Income from continuing operations $ 2,345 $ 9 $ 50 $ (1,250) $ 1,154 Diluted earnings per share from continuing operations $ 7.54 $ 0.03 $ 0.16 $ (4.02) $ 3.71 (3) See description of non-GAAP financial measures. ($ in millions, except per share data) Related and O ther Adjusted U.S. GAAP Charges (1) Charges, Net (1) (Non-GAAP) (3) Tax Items (2) (2) Includes an $874 million net income tax benefit associated with a ten-year tax credit obtained by a Swiss subsidiary and a $262 million income tax benefit related to the revaluation of deferred tax assets as a result of a corporate tax rate increase in Switzerland. Also includes a $118 million income tax benefit associated with the tax impacts of a legal entity restructuring with related costs of $4 million recorded in selling, general, and administrative expenses for other non-income taxes. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. Acquisition- Restructuring Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Six Months Ended March 31, 2023 23 Operating income: Transportation Solutions $ 615 $ 2 $ 152 $ 769 Industrial Solutions 290 13 46 349 Communications Solutions 134 2 32 168 Total $ 1,039 $ 17 $ 230 $ 1,286 Operating margin 13.0% 16.1 % Income tax expense $ (187) $ (3) $ (55) $ (245) Effective tax rate 18.5% 19.5 % Income from continuing operations $ 823 $ 14 $ 175 $ 1,012 Diluted earnings per share from continuing operations $ 2.58 $ 0.04 $ 0.55 $ 3.17 (2) See description of non-GAAP financial measures. Related and O ther Adjusted U.S. GAAP Charges (1) Charges, Net (1) (Non-GAAP) (2) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. ($ in millions, except per share data) Adjustments Acquisition- Restructuring

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 30, 2023 24 Operating income: Transportation Solutions $ 425 $ — $ 27 $ 452 Industrial Solutions 150 8 22 180 Communications Solutions 55 1 4 60 Total $ 630 $ 9 $ 53 $ 692 Operating margin 15.8% 17.3 % Income tax expense $ (96) $ (2) $ (27) $ (125) Effective tax rate 15.4% 18.2 % Income from continuing operations $ 528 $ 7 $ 26 $ 561 Diluted earnings per share from continuing operations $ 1.67 $ 0.02 $ 0.08 $ 1.77 ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) See description of non-GAAP financial measures. Related and O ther Adjusted U.S. GAAP Charges (1) Charges, Net (1) (Non-GAAP) (2) Acquisition- Restructuring Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 29, 2023 25 Operating income: Transportation Solutions $ 1,451 $ 3 $ 211 $ — $ 1,665 Industrial Solutions 602 27 84 — 713 Communications Solutions 251 3 45 — 299 Total $ 2,304 $ 33 $ 340 $ — $ 2,677 Operating margin 14.4% 16.7 % Income tax expense $ (364) $ (6) $ (85) $ (49) $ (504) Effective tax rate 16.0% 19.1 % Income from continuing operations $ 1,904 $ 27 $ 255 $ (49) $ 2,137 Diluted earnings per share from continuing operations $ 6.01 $ 0.09 $ 0.80 $ (0.15) $ 6.74 Acquisition- Restructuring Adjustments ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (3) See description of non-GAAP financial measures. Related and O ther Adjusted U.S. GAAP Charges (1) Charges, Net (1) Tax Items (2) (Non-GAAP) (3) (2) Represents income tax benefits associated with a decrease in the valuation allowance for certain tax loss and credit carryforwards.

Reconciliation of Free Cash Flow 26 Net cash provided by operating activities $ 710 $ 634 $ 1,429 $ 1,215 Net cash used in investing activities (159) (139) (627) (404) Net cash used in financing activities (539) (385) (1,284) (1,006) Effect of currency translation on cash (6) 2 (3) 12 Net increase (decrease) in cash, cash equivalents, and restricted cash $ 6 $ 112 $ (485) $ (183) Net cash provided by operating activities $ 710 $ 634 $ 1,429 $ 1,215 Capital expenditures, net (167) (188) (316) (370) Free cash flow (1) $ 543 $ 446 $ 1,113 $ 845 (1) Free cash flow is a non-GAAP financial measure. See description of non-GAAP financial measures. 2024 2023 2024 2023 (in millions) For the Q uarters Ended March 29, March 31, March 29, March 31, For the Six Months Ended

Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin

	For the Quarters Ended	
	March 29, 2024	March 31, 2023
	($ in millions)	
Net income	$ 541	$ 433
Income from discontinued operations	—	(8)
Income tax expense	146	100
Other expense, net	5	4
Interest expense	19	20
Interest income	(19)	(12)
Operating income	692	537
Acquisition-related charges	3	8
Restructuring and other charges, net	40	119
Adjusted operating income [(1)]	735	664
Depreciation and amortization	192	207
Adjusted EBITDA [(1)]	$ 927	$ 871
Net sales	$ 3,967	$ 4,160
Net income as a percentage of net sales	13.6 %	10.4 %
Adjusted EBITDA margin [(1)]	23.4 %	20.9 %

	For the Quarters Ended							
	March 29, 2024				March 31, 2023			
	Transportation Solutions	Industrial Solutions	Communications Solutions	Total	Transportation Solutions	Industrial Solutions	Communications Solutions	Total
	($ in millions)							
Operating income	$ 467	$ 157	$ 68	$ 692	$ 333	$ 134	$ 70	$ 537
Acquisition-related charges	—	3	—	3	—	7	1	8
Restructuring and other charges, net	19	13	8	40	78	33	8	119
Adjusted operating income [(1)]	486	173	76	735	411	174	79	664
Depreciation and amortization	113	57	22	192	129	55	23	207
Adjusted EBITDA [(1)]	$ 599	$ 230	$ 98	$ 927	$ 540	$ 229	$ 102	$ 871
Net sales	$ 2,384	$ 1,143	$ 440	$ 3,967	$ 2,483	$ 1,191	$ 486	$ 4,160
Operating margin	19.6 %	13.7 %	15.5 %	17.4 %	13.4 %	11.3 %	14.4 %	12.9 %
Adjusted operating margin [(1)]	20.4 %	15.1 %	17.3 %	18.5 %	16.6 %	14.6 %	16.3 %	16.0 %
Adjusted EBITDA margin [(1)]	25.1 %	20.1 %	22.3 %	23.4 %	21.7 %	19.2 %	21.0 %	20.9 %

[(1)] See description of non-GAAP financial measures.

27

Reconciliation of Forward-Looking Non-GAAP Financial Measures to Forward-Looking GAAP Financial Measures 28 Diluted earnings per share from continuing operations $ 1.71 Restructuring and other charges, net 0.12 Acquisition-related charges 0.02 Adjusted diluted earnings per share from continuing operations (2) $ 1.85 Net sales growth — % Translation 1.6 (Acquisitions) divestitures, net 0.2 Organic net sales growth (2) 1.8 % Effective tax rate 22.2% 21.9 % Effective tax rate adjustments (3) (0.2) (0.2) Adjusted effective tax rate (2) 22.0% 21.7% 2024 (1) June 28, September 27, 2024 (1) (3) Includes adjustments for special tax items and the tax effect of acquisition-related charges and net restructuring and other charges, calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (1) Outlook is as of April 24, 2024. (2) See description of non-GAAP financial measures. Q uarter Ending O utlook for O utlook for Q uarter Ending